                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

     SIGNATURE                                DATE
     ---------                                ----


 /s/ BRIAN L. HALLA                                    February 24, 1997
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     Brian L. Halla


 /s/ GARY P. ARNOLD                                    February 23, 1997
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     Gary P. Arnold


 /s/ ROBERT BESHAR                                     February 20, 1997
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     Robert Beshar


 /s/ MODESTO A. MAIDIQUE                               February 23, 1997
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     Modesto A. Maidique


 /s/ EDWARD R. McCRACKEN                               February 21, 1997
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     Edward R. McCracken


 /s/ J. TRACY O'ROURKE                                 February 20, 1997
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     J. Tracy O'Rourke

 /s/ CHARLES E. SPORCK                                 February 25, 1997
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     Charles E. Sporck

 /s/ DONALD E. WEEDEN                                  February 24, 1997
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     Donald E. Weeden


 /s/ DONALD MACLEOD                                    February 20, 1997
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     Donald Macleod


 /s/ RICHARD D. CROWLEY, JR.                           February 20, 1997
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     Richard D. Crowley, Jr.